Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On January 28, 2014, we announced that the board of directors of the General Partner declared a quarterly distribution of $0.7325 per unit, payable on February 14, 2014 to unitholders of record on February 7, 2014.
On February 25, 2014, we entered into various transaction documents with DCP Midstream, LLC and its affiliates for the contribution or acquisition of (i) the remaining 20% interest in DCP SC Texas GP; (ii) a 33.33% membership interest in each DCP Southern Hills Pipeline, LLC, which owns the Southern Hills pipeline, and DCP Sand Hills Pipeline, LLC, which owns the Sand Hills pipeline; (iii) the Lucerne 1 plant; and (iv) the Lucerne 2 plant. Total consideration for these transactions at closing was $1,220 million, subject to certain working capital and other customary adjustments. These transactions closed in March 2014. The Southern Hills pipeline is engaged in the business of transporting NGLs, and consists of approximately 800 miles of pipeline, with an expected capacity of 175 MBbls/d after completion of planned pump stations. The pipeline provides NGL takeaway service from the Midcontinent to fractionation facilities along the Texas Gulf Coast and the Mont Belvieu, Texas market hub.The Southern Hills pipeline began taking flows in the first quarter of 2013 and was placed into service in June 2013. The Sand Hills pipeline is also engaged in the business of transporting NGLs and consists of approximately 720 miles of pipeline, with an expected initial capacity of 200 MBbls/d after completion of pump stations, and possible further capacity increases with the installation of additional pump stations. The pipeline provides NGL takeaway service from the Permian and Eagle Ford basins to fractionation facilities along the Texas Gulf Coast and the Mont Belvieu, Texas market hub. The Sand Hills pipeline began taking flows in the fourth quarter of 2012 and was placed into service in June 2013.